Exhibit No. 99

                             WHOLE LOANS REPORT #43       SUMMARY REPORT

TOTAL LOANS:                             701
TOTAL CURRENT BALANCE:       $378,095,662.85
TOTAL ORIGINAL BALANCE:      $378,344,400.00

                            WEIGHTED AVERAGE           MINIMUM           MAXIMUM         NONZERO-MIN
                            ----------------           -------           -------         -----------
REMAINING TERM (MONTHS):            358.9433          179.0000          360.0000
 (REMAINING TERM CALCULATION METHOD: DATES ONLY)
 (CURRENT DATE USED FOR REMAINING TERM CALCULATION:  6/2003 )
COUPON:                               5.2923            4.2500            6.1250            4.2500
ORIGINAL LTV RATIO:                  62.0920           16.4400           92.4700           16.4400
CURRENT LTV RATIO:                   62.0526           16.4200           92.3800           16.4200
SEASONING (MONTHS):                   0.5268            0.0000            7.0000            1.0000
 (CURRENT DATE USED TO COMPUTE SEASONING:      6/2003 )
FIRST PAYMENT DATE:                   6/2003           12/2002            7/2003
MATURITY DATE:                        5/2033            5/2018            6/2033
ORIGINAL TERM IN MONTHS:              0.0000 **         0.0000            0.0000            0.0000
PAID TO DATES:                        6/2003            5/2003            7/2003
CURRENT BALANCE:   (AVG.)        $539,366.14       $183,750.00     $1,598,121.54
ORIGINAL BALANCE:  (AVG.)        $539,720.97       $183,750.00     $1,600,000.00
MARGIN - EXCLUDING ZERO VALUES:       2.7500            2.7500            2.7500            2.7500
MARGIN - INCLUDING ZERO VALUES:       2.7500            2.7500            2.7500            2.7500
SUBSEQUENT PERIODIC INTEREST RATE C   2.0000            2.0000            2.0000            2.0000
LIFETIME MAXIMUM INTEREST RATE:      10.2923            9.2500           11.1250            9.2500
LIFETIME MINIMUM INTEREST RATE:       0.0000 **         0.0000            0.0000            0.0000
NEXT INTEREST RATE CHANGE DATE:    5/15/2013           11/2012            6/2013
FIRST RATE CHANGE DATE:               5/2013           11/2012            6/2013
ORIGINAL INDEX VALUE:                 0.0000 **         0.0000            0.0000            0.0000
ORIGINAL INTEREST RATE:               5.2923            4.2500            6.1250            4.2500
CURRENT COUP MINUS ORIGINAL COUP:     0.0000            0.0000            0.0000
INITIAL PERIODIC RATE CAP:            0.0000 **         0.0000            0.0000            0.0000
FICO SCORE:                         737.5768          542.0000          850.0000          542.0000

WEIGHTED AVERAGES DO NOT INCLUDE ZERO-VALUE DATA, UNLESS MARKED WITH A (*) SINGLE ASTERISK.

** WEIGHTED AVERAGE HAS REJECT(S) OMITTED FROM CALCULATIONS

--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    1 of 10

     # OF                    $ % OF
STATE LNS           $          POOL
-----------------------------------
CA    336    192,228,097.79   50.84
IL     50     28,211,111.37    7.46
MA     35     19,026,162.81    5.03
NJ     31     16,291,782.35    4.31
VA     27     15,085,605.45    3.99
MD     24     11,369,944.11    3.01
MN     19      9,956,586.66    2.63
TX     18      9,426,229.92    2.49
CO     14      7,831,052.21    2.07
FL     17      7,759,455.23    2.05
WA     17      6,915,334.10    1.83
MO     13      6,271,976.81    1.66
GA     12      5,645,060.68    1.49
NY     12      5,621,430.88    1.49
PA     10      5,401,311.86    1.43
CT     11      5,306,074.18    1.40
NC      7      2,842,417.72    0.75
WI      5      2,610,278.37    0.69
AZ      4      2,409,837.17    0.64
NH      4      1,781,351.06    0.47
IN      4      1,747,532.13    0.46
OH      3      1,329,879.98    0.35
MI      4      1,313,360.15    0.35
KS      2      1,294,000.00    0.34
DC      3      1,177,112.97    0.31
OR      2      1,144,301.45    0.30
TN      2        860,332.00    0.23
RI      1        853,125.00    0.23
NV      2        835,620.13    0.22
SC      2        824,892.68    0.22
IA      2        787,203.45    0.21
HI      1        780,000.00    0.21
NE      2        761,500.00    0.20
ME      1        649,288.54    0.17
DE      1        516,000.00    0.14
AL      1        487,413.64    0.13
NM      1        378,000.00    0.10
UT      1        365,000.00    0.10
===================================
      701    378,095,662.85  100.00



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    2 of 10

                    # OF                     $ % OF
CURRENT BALANCE     LOANS           $          POOL
---------------------------------------------------
150,001 -  200,000      1        183,750.00    0.05
200,001 -  322,700     13      3,670,996.64    0.97
322,701 -  350,000     58     19,634,449.84    5.19
350,001 -  400,000    141     53,141,014.77   14.05
400,001 -  450,000    110     47,194,499.43   12.48
450,001 -  500,000     75     35,943,325.52    9.51
500,001 -  550,000     61     32,132,128.08    8.50
550,001 -  600,000     45     26,077,492.98    6.90
600,001 -  750,000     86     56,823,309.29   15.03
750,001 -1,000,000    109    100,296,574.76   26.53
    OVER 1,000,000      2      2,998,121.54    0.79
===================================================
TOTAL:                701    378,095,662.85  100.00

                  # OF                     $ % OF
COUPON            LOANS           $          POOL
-------------------------------------------------
 4.000 -  4.499       6      3,459,223.41    0.91
 4.500 -  4.999      56     31,252,988.84    8.27
 5.000 -  5.499     420    234,419,350.45   62.00
 5.500 -  5.999     214    106,322,927.85   28.12
 6.000 -  6.499       5      2,641,172.30    0.70
=================================================
TOTAL:              701    378,095,662.85  100.00



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    3 of 10

              # OF                     $ % OF                      # OF                     $ % OF
ORIG LTV      LOANS           $          POOL        CURR LTV      LOANS           $          POOL
---------------------------------------------        ---------------------------------------------
  0.001 - 50    139     84,534,215.11   22.36          0.001 - 50    139     84,534,215.11   22.36
 50.001 - 70    329    185,104,911.32   48.96         50.001 - 70    329    185,104,911.32   48.96
 70.001 - 75     68     36,083,452.13    9.54         70.001 - 75     68     36,083,452.13    9.54
 75.001 - 80    157     69,411,173.75   18.36         75.001 - 80    157     69,411,173.75   18.36
 80.001 - 85      2        713,031.45    0.19         80.001 - 85      2        713,031.45    0.19
 85.001 - 90      5      1,874,751.91    0.50         85.001 - 90      5      1,874,751.91    0.50
 90.001 - 95      1        374,127.18    0.10         90.001 - 95      1        374,127.18    0.10
 95.001 -100      0               .00    0.00         95.001 -100      0               .00    0.00
100.001 -150      0               .00    0.00        100.001 -150      0               .00    0.00
OTHR/UNKN         0               .00    0.00        OTHR/UNKN         0               .00    0.00
=============================================        =============================================
TOTAL:          701    378,095,662.85  100.00        TOTAL:          701    378,095,662.85  100.00


                                      # OF                     $ % OF
INSURER                              LOANS            $          POOL
---------------------------------------------------------------------
00     NONE                             693    375,133,752.31   99.22
24     TRIAD                              3      1,058,031.45    0.28
01     GE MTGE                            2        717,541.93    0.19
13     REPUBLIC                           1        463,000.00    0.12
06     MGIC                               1        381,387.16    0.10
33     AMERIN GUARANTEE                   1        341,950.00    0.09
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00

                                      # OF                     $ % OF
LOAN PURPOSE                          LOANS           $          POOL
---------------------------------------------------------------------
R = REFINANCE                           430    238,735,248.60   63.14
P = PURCHASE                            169     88,279,398.81   23.35
E = REFI EQUITY TAKEOUT                 102     51,081,015.44   13.51
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    4 of 10

            # OF                     $ % OF
PD THRU     LOANS           $          POOL  WA LTV
---------------------------------------------------
 5/2003        11      6,184,364.45    1.64   57.45
 6/2003       670    361,879,326.61   95.71   62.01
 7/2003        20     10,031,971.79    2.65   67.97
===================================================
TOTAL:        701    378,095,662.85  100.00   62.09

                                      # OF                     $ % OF
ADJUSTABLE RATE INDEX                 LOANS           $          POOL
---------------------------------------------------------------------
1CM = 1yr CMT                           701    378,095,662.85  100.00
====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                      # OF                     $ % OF
CONVERTIBILITY                        LOANS           $          POOL
---------------------------------------------------------------------
N                                       701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



Delinquency Status  # Loans    Current Balance Percent
------------------------------------------------------
Current                 701     378,095,662.85  100.00
30-59  Days Past Due      0               0.00    0.00
60-89  Days Past Due      0               0.00    0.00
90+    Days Past Due      0               0.00    0.00
Foreclosure               0               0.00    0.00
Bankruptcy         NOT USED           NOT USED
REO                       0               0.00    0.00
======================================================
TOTAL                   701     378,095,662.85  100.00

(CURRENT DATE USED TO COMPUTE DELINQUENCY: 06/2003/01)



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    5 of 10

                                       # OF                    $ % OF
PROPERTY TYPE                         LOANS           $          POOL
---------------------------------------------------------------------
HCO = HIGHRISE CONDO SF                  16      6,924,229.17    1.83
LCO = LOWRISE CONDO SF                   38     17,483,718.13    4.62
MF2 = TWO FAMILY                          4      2,335,541.98    0.62
PUD = PUD                                 6      2,520,696.43    0.67
SFD = SINGLE FAM DETACHED               637    348,831,477.14   92.26
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
OWNER OCCUPIED CODE                   LOANS           $          POOL
---------------------------------------------------------------------
P ,PRIMARY                              668    361,331,050.77   95.57
S ,SECOND HOME                           33     16,764,612.08    4.43
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
CHANNEL CODE                          LOANS           $          POOL
---------------------------------------------------------------------
CSP = NMB CORRESPONDENTS (NON-RELO)      14      6,806,645.65    1.80
LEX = LENDERS EXPRESS PROGRAM (NON-R    133     67,029,717.73   17.73
MEX = MORTGAGE EXPRESS PROGRAM (NON-    132     73,788,366.60   19.52
REL = CORPORATE RELOCATION PROGRAM (     17      9,039,375.63    2.39
RTL = RETAIL (RELO or NON-RELO) (NOR    364    200,954,701.65   53.15
TEM = THE EMPLOYEE MORTGAGE PROGRAM      41     20,476,855.59    5.42
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    6 of 10

                                       # OF                    $ % OF
SERVICER NAME                         LOANS           $          POOL
---------------------------------------------------------------------
                                        701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
PRODUCT TYPE                          LOANS           $          POOL
---------------------------------------------------------------------
AT1 = 10/1                              378    207,761,347.30   54.95
ATB = 10/1                              323    170,334,315.55   45.05
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
INITIAL PERIODIC RATE CAP             LOANS           $          POOL
---------------------------------------------------------------------
                                        701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    7 of 10

                                       # OF                    $ % OF
FICO SCORE                            LOANS           $          POOL
---------------------------------------------------------------------
500.0 - 549.9                             1        822,500.00    0.22
600.0 - 649.9                            20     10,222,333.95    2.70
650.0 - 699.9                           122     63,327,364.91   16.75
700.0 - 749.9                           240    132,595,456.73   35.07
750.0 - 799.9                           297    159,951,666.35   42.30
800.0 - 849.9                            20     10,176,340.91    2.69
850.0 - 899.9                             1      1,000,000.00    0.26
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00


Weighted Average (Zero Values Excluded) : 737.577



                                       # OF                    $ % OF
CREDIT GRADE                          LOANS           $          POOL
---------------------------------------------------------------------
A                                       323    170,334,315.55   45.05
AA                                      378    207,761,347.30   54.95
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
INTEREST ONLY FLAG                    LOANS           $          POOL
---------------------------------------------------------------------
                                        701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    8 of 10

                                       # OF                    $ % OF
RELO FLAG                             LOANS           $          POOL
---------------------------------------------------------------------
N = No                                  684    369,056,287.22   97.61
Y = Yes                                  17      9,039,375.63    2.39
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
MOS TO FIRST RATE CHG                 LOANS           $          POOL
---------------------------------------------------------------------
120                                     701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00



                                       # OF                    $ % OF
PREPAY TERM                           LOANS           $          POOL
---------------------------------------------------------------------
                                        701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00


Weighted Average (Zero Values Excluded) : 0.000



--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    9 of 10

                                       # OF                    $ % OF
PMI COVERAGE PERCENTAGE               LOANS           $          POOL
---------------------------------------------------------------------
                                        701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00


Weighted Average (Zero Values Excluded) : 0.000



                                       # OF                    $ % OF
POOL                                  LOANS           $          POOL
---------------------------------------------------------------------
                                        701    378,095,662.85  100.00
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00


Weighted Average (Zero Values Excluded) : 0.000


                                       # OF                    $ % OF
ZIP CODE CONCENTRATION                LOANS           $          POOL
---------------------------------------------------------------------
94022 CA LOS ALTOS                        6      4,698,285.41    1.24
60521 IL HINSDALE                         6      4,411,102.07    1.17
22102 VA MC LEAN                          5      4,304,396.02    1.14
94507 CA ALAMO                            7      4,025,228.37    1.06
90049 CA LOS ANGELES                      5      3,846,230.11    1.02
OTHER                                   672    356,810,420.87   94.37
=====================================================================
TOTAL:                                  701    378,095,662.85  100.00


*** NOTE THAT ONLY VALUES WITH WEIGHT PERCENT ABOVE 1.0 have been printed


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                    10 of 10